UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 27, 2025

SITIO ROYALTIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-41585	88-4140242
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Lawrence Street, Suite 1750 Denver, Colorado 80202
(Address of principal executive office and Zip Code)

(720) 640-7620
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	STR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 27, 2025, Dawn Smajstrla ceased to serve as Chief Accounting Officer of Sitio Royalties Corp. (the “Company”). Ms. Smajstrla’s departure is not the result of any disagreement with the Company on any matter relating to the Company’s financials, operations, policies, or practices. Until a successor is appointed by the Company, Carrie Osicka, the Company’s Chief Financial Officer, has assumed the responsibilities of the Company’s principal accounting officer, effective as of February 27, 2025. Ms. Osicka’s compensation will not change in connection with her increased responsibilities. Ms. Osicka’s biography and other information required by Item 5.02(c) of Form 8-K are included in the Company’s Schedule 14A filed with the SEC on March 29, 2024, and such information is incorporated herein by reference.
We intend to enter into a separation agreement with Ms. Smajstrla that will provide her with the separation benefits to which she is entitled under the Sitio Royalties Corp. Amended & Restated Severance Plan effective as of August 6, 2024, as amended (the “Severance Plan”), given that Ms. Smajstrla’s cessation of service constituted a “Qualifying Termination” (as defined in the Severance Plan), subject to Ms. Smajstrla’s executing and returning (and not revoking in the time provided to do so) a general release of claims. The Severance Plan was previously filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sitio Royalties Corp.

Date:	February 28, 2025	By:	/s/ Brett S. Riesenfeld
		Name:	Brett S. Riesenfeld
		Title:	Executive Vice President,
General Counsel and Secretary